AMENDMENT NO. 7 TO REDUCING REVOLVING LOAN AGREEMENT

     This Amendment No. 7 to Reducing Revolving Loan Agreement (this "Amendment") dated as of June 14, 1996 is entered into with reference to the Reducing Revolving Loan Agreement dated as of May 25, 1994, among Mirage Resorts, Incorporated, a Nevada corporation ("Parent"), THE MIRAGE CASINO-HOTEL, a Nevada corporation ("Company"), Treasure Island Corp., a Nevada corporation ("TI"), Bellagio, a Nevada corporation formerly known as MR Realty ("MRR"), MH, INC., a Nevada corporation ("MHI" and collectively with Parent, Company, TI and MRR, the "Borrowers"), the Banks party thereto, Bank of America National Trust and Savings Association, Bankers Trust Company, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Co-Agent.

     The Loan Agreement referred to above has been amended by an Amendment No. 1 thereto dated as of April 6, 1995, pursuant to which GNLV, CORP., a Nevada corporation, became a party to the Loan
Agreement as an additional Borrower, as well as by Amendments No. 2 through 6 thereto dated August 30, 1995, August 30, 1995, September 5, 1995, October 16, 1995 and November 30, 1995, respectively. References herein to the Loan Agreement mean the Loan Agreement as so amended. Other capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     Borrowers and the Administrative Co-Agent, acting with the consent of the Requisite Banks in accordance with Section 11.2 of the Loan Agreement, hereby amend the Loan Agreement as follows:

     1. AMENDMENT TO SECTION 6.16(b). Section 6.16(b) of the Loan Agreement is amended to read in full as follows:

            "(b) Make, or enter into any legally binding commitment to make, any New Venture Capital Expenditure if the aggregate New Venture Capital Expenditures and New Venture Investments (other than for the Dunes Project) incurred or made with respect to the related New Venture (or, in the case of an addition to or improvement of a Developed Property, with respect to such addition or improvement) exceed $150,000,000 without first obtaining the written consent of the Majority Banks;"

     2. AMENDMENT TO SECTION 6.17(b). Section 6.17(b) of the Loan Agreement is amended to read in full as follows:

            "(b) Make, or enter into any legally binding commitment to make, any New Venture Investment (other than for the Dunes Project) if the aggregate New Venture Capital Expenditures and New Venture Investments incurred or made with respect to the related New Venture (or, in the case of an addition to or improvement of a Developed Property, with respect to such addition or improvement) exceed $150,000,000 without first obtaining the written consent of the Majority Banks;"

                            EXHIBIT 10.5

     3.     CONDITIONS PRECEDENT.  The effectiveness of this Amendment
shall  be  conditioned  upon   the   receipt   by  the  Administrative
Co-Agent of the following:

            a.     Counterparts  of  this   Amendment  executed by all
     parties hereto;

            b. Written consents of each of the Subsidiary Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

            c.   Written  consents  to   the  execution,  delivery and
     performance hereof from Banks  constituting  the Requisite Banks.

     4.     REPRESENTATION AND  WARRANTY.   Borrowers   represent  and
warrant to the Administrative Co-Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

     5.     CONFIRMATION.   In  all  other respects, the terms  of the
Loan Agreement and the other Loan Documents are hereby confirmed.

            IN WITNESS WHEREOF, Borrowers and the Administrative Co-Agent have executed this Amendment as of the date first written above by their duly authorized representatives.


                                       MIRAGE   RESORTS,  INCORPORATED


                                       By:  DANIEL R. LEE
                                            --------------------------
                                            Daniel R. Lee
                                            Chief Financial Officer


                                       THE MIRAGE CASINO-HOTEL


                                       By:  DANIEL R. LEE
                                            --------------------------
                                            Daniel R. Lee
                                            Assistant Treasurer

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
(Signatures continue)
                                       TREASURE ISLAND CORP.
                                       BELLAGIO (formerly, MR Realty)
                                       MH, INC.
                                       GNLV, CORP.


                                       By:  DANIEL R. LEE
                                            --------------------------
                                            Daniel R. Lee
                                            Treasurer


                                       BANK OF AMERICA  NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as
                                       Administrative Co-Agent


                                       By:  L. CHENEVERT, JR.
                                            --------------------------
                                            L. Chenevert, Jr.
                                            Vice President

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